EXHIBIT 99.2
                                 ------------

                               The Confirmation

                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:       April 28, 2006

TO: The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7 (the "Trustee") ("Party B") 101 Barclay Street, 8W, New York, New York 10286, Attention:
            Corporate Trust Administration, CWALT, Series 2006-OA7

FROM:       Swiss Re Financial Products Corporation ("Party A")

RE:         CORRIDOR TRANSACTION - The LIBOR Certificates

Our Reference Number: 866211

Dear Sir or Madam:

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7 and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7.


SRFP Cap Confirmation                                                         1
Ref No.: 866211

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction


2. The terms of the particular Transaction to which this Confirmation relates are as follows:


      Notional Amount:                   As set forth in the Attached Schedule, Schedule A.

      Trade Date:                        April 26, 2006

      Effective Date:                    March 25, 2009

      Termination Date:                  June 25, 2015, subject to adjustment in accordance
                                         with the Following Business Day Convention.
Fixed Amounts:

      Fixed Rate Payer:                  Party B; provided that the payment of the Fixed
                                         Amount to Party A shall be made on behalf of Party B
                                         by Deutsche Bank Securities Inc. from the proceeds of
                                         the sale of the Certificates.



SRFP Cap Confirmation                                                         2
Ref No.: 866211



      Fixed Rate Payer Payment Date:     April 28, 2006

      Fixed Amount:                      USD 2,998,000

Floating Amounts:

      Floating Rate Payer:               Party A

      Cap Rate I:                        See attached Schedule A under the column "Cap Rate I
                                         (%)"

      Scale Factor:                      250

      Floating Rate Payer Period
      End Dates:                         The 25th day of each  month of each  year,  subject to
                                         adjustment in accordance  with the Following  Business
                                         Day Convention.

      Floating Rate Payer Payment
      Dates:                             Two (2) Business Days prior to each Period End Date,
                                         commencing on April 23, 2009

      Floating Rate Payer Payment
      Amount:                            Notional Amount times Scale Factor times Floating
                                         Rate Day Count Fraction times (the greater of
                                         (a) zero and (b) Floating Rate Option minus the Cap
                                         Rate)

      Floating Rate Option:              USD-LIBOR-BBA,  provided, however, for any Calculation
                                         Period,  if the  Floating  Rate Option is greater than
                                         the rate set forth  opposite such  Calculation  Period
                                         as set forth in  Schedule A under the heading Cap Rate
                                         II (%),  then the Floating  Rate for such  Calculation
                                         Period shall be deemed to be such rate.
      Designated Maturity:               One month

      Spread:                            None

      Floating Rate Day Count
      Fraction:                          Actual/360

      Reset Dates:                       The first day of each Calculation Period.

      Compounding:                       Inapplicable

Business Days for payment:               New York



SRFP Cap Confirmation                                                         3
Ref No.: 866211



      Calculation Agent:                 Party A; provided, however, that if an Event of
                                         Default occurs with respect to Party A, then Party B
                                         shall be entitled to appoint a financial institution
                                         which would qualify as a Reference Market-maker to
                                         act as Calculation Agent (such financial institution
                                         subject to Party A's consent).


3.    Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4.    Account Details:

      Account for payments to Party A:  JPMorgan Chase Bank
                                        SWIFT: CHASUS33
                                        Account of: Swiss Re Financial Products
                                        Account No.: 066-911184
                                        ABA# 021000021

      Account for payments to Party B:  The Bank of New York
                                        New York, NY
                                        ABA # 021-000-018
                                        GLA # 111-565
                                        For Further Credit:  TAS A/C 550668
                                        Attn:  Arthur Rea (212)-815-4800
5.    Offices:

      The Office of Party A for this
      Transaction is:                   New York, NY

      The Office of Party B for this
      Transaction:                      New York, NY

6. Party A agrees to the following: (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Transaction, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.



SRFP Cap Confirmation                                                         4
Ref No.: 866211

7. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



 Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:


                    Swiss Re Financial Products Corporation
                     Attention: Derivatives Documentation
                   Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products     Accepted and confirmed as of the date
Corporation                     first written:


                                The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7



By: /s/ Linda M. Singer                By: /s/ Cirino Emanuele
---------------------------------     ----------------------------------------

Name: Linda M. Singer                 Name:   Cirino Emanuele
---------------------------------            ---------------------------------

Title: Vice President                 Title:  Assistant Vice President
---------------------------------            ---------------------------------




SRFP Cap Confirmation                                                         5
Ref No.: 866211

Schedule A to the Confirmation dated as April 28, 2006
Re: Reference Number: 866211

Between Swiss Re Financial Products Corporation and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7.

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

   --------------------------------------------------------------------------------------------------------------
   From and including          To but excluding           Notional Amount          Cap Rate I      Cap Rate II
                                                                (USD)                  (%)             (%)
   --------------------------------------------------------------------------------------------------------------
   March 25, 2009              April 25, 2009                 2,252,320.32            6.38            7.77
   --------------------------------------------------------------------------------------------------------------
   April 25, 2009              May 25, 2009                   2,204,823.95            6.38            7.77
   --------------------------------------------------------------------------------------------------------------
   May 25, 2009                June 25, 2009                  2,158,119.35            6.38            7.76
   --------------------------------------------------------------------------------------------------------------
   June 25, 2009               July 25, 2009                  2,112,358.79            6.38            7.75
   --------------------------------------------------------------------------------------------------------------
   July 25, 2009               August 25, 2009                2,067,588.09            6.38            7.73
   --------------------------------------------------------------------------------------------------------------
   August 25, 2009             September 25, 2009             2,023,785.44            6.38            7.72
   --------------------------------------------------------------------------------------------------------------
   September 25, 2009          October 25, 2009               1,980,929.56            6.38            7.69
   --------------------------------------------------------------------------------------------------------------
   October 25, 2009            November 25, 2009              1,938,999.58            6.38            7.67
   --------------------------------------------------------------------------------------------------------------
   November 25, 2009           December 25, 2009              1,897,971.68            6.38            7.64
   --------------------------------------------------------------------------------------------------------------
   December 25, 2009           January 25, 2010               1,857,823.52            6.38            7.60
   --------------------------------------------------------------------------------------------------------------
   January 25, 2010            February 25, 2010              1,818,541.93            6.38            7.54
   --------------------------------------------------------------------------------------------------------------
   February 25, 2010           March 25, 2010                 1,780,035.50            6.38            7.50
   --------------------------------------------------------------------------------------------------------------
   March 25, 2010              April 25, 2010                 1,741,728.45            6.38            7.45
   --------------------------------------------------------------------------------------------------------------
   April 25, 2010              May 25, 2010                   1,704,111.58            6.38            7.39
   --------------------------------------------------------------------------------------------------------------
   May 25, 2010                June 25, 2010                  1,666,068.55            6.38            7.33
   --------------------------------------------------------------------------------------------------------------
   June 25, 2010               July 25, 2010                  1,627,886.16            6.38            7.25
   --------------------------------------------------------------------------------------------------------------
   July 25, 2010               August 25, 2010                1,590,384.03            6.38            7.17
   --------------------------------------------------------------------------------------------------------------
   August 25, 2010             September 25, 2010             1,553,740.82            6.38            7.09
   --------------------------------------------------------------------------------------------------------------
   September 25, 2010          October 25, 2010               1,517,707.74            6.38            7.00
   --------------------------------------------------------------------------------------------------------------
   October 25, 2010            November 25, 2010              1,481,673.82            6.38            6.90
   --------------------------------------------------------------------------------------------------------------
   November 25, 2010           December 25, 2010              1,446,442.90            6.38            6.80
   --------------------------------------------------------------------------------------------------------------
   December 25, 2010           January 25, 2011               1,411,838.79            6.38            6.69
   --------------------------------------------------------------------------------------------------------------
   January 25, 2011            February 25, 2011              1,378,032.26            6.38            6.59
   --------------------------------------------------------------------------------------------------------------
   February 25, 2011           March 25, 2011                 1,344,958.59            6.38            6.48
   --------------------------------------------------------------------------------------------------------------
   March 25, 2011              April 25, 2011                 1,312,345.64            6.50            6.65
   --------------------------------------------------------------------------------------------------------------
   April 25, 2011              May 25, 2011                   1,280,518.38            6.57            6.72
   --------------------------------------------------------------------------------------------------------------
   May 25, 2011                June 25, 2011                  1,249,337.85            6.64            6.79
   --------------------------------------------------------------------------------------------------------------
   June 25, 2011               July 25, 2011                  1,218,755.68            6.72            6.87
   --------------------------------------------------------------------------------------------------------------
   July 25, 2011               August 25, 2011                1,188,914.06            6.79            6.94
   --------------------------------------------------------------------------------------------------------------
   August 25, 2011             September 25, 2011             1,159,725.44            6.86            7.01
   --------------------------------------------------------------------------------------------------------------
   September 25, 2011          October 25, 2011               1,157,405.99            6.94            7.09
   --------------------------------------------------------------------------------------------------------------
   October 25, 2011            November 25, 2011              1,155,091.18            7.01            7.16
   --------------------------------------------------------------------------------------------------------------
   November 25, 2011           December 25, 2011              1,152,781.00            7.08            7.23
   --------------------------------------------------------------------------------------------------------------
   December 25, 2011           January 25, 2012               1,150,475.43            7.10            7.30
   --------------------------------------------------------------------------------------------------------------
   January 25, 2012            February 25, 2012              1,148,174.48            7.10            7.38
   --------------------------------------------------------------------------------------------------------------
   February 25, 2012           March 25, 2012                 1,145,878.13            7.10            7.45
   --------------------------------------------------------------------------------------------------------------
   March 25, 2012              April 25, 2012                 1,143,586.38            7.10            7.52
   --------------------------------------------------------------------------------------------------------------



SRFP Cap Confirmation                                                         6
Ref No.: 866211




   April 25, 2012              May 25, 2012                   1,141,299.20            7.10            7.60
   --------------------------------------------------------------------------------------------------------------
   May 25, 2012                June 25, 2012                  1,139,016.60            7.10            7.77
   --------------------------------------------------------------------------------------------------------------
   June 25, 2012               July 25, 2012                  1,136,738.57            7.10            7.89
   --------------------------------------------------------------------------------------------------------------
   July 25, 2012               August 25, 2012                1,134,465.10            7.10            8.00
   --------------------------------------------------------------------------------------------------------------
   August 25, 2012             September 25, 2012             1,132,196.16            7.10            8.11
   --------------------------------------------------------------------------------------------------------------
   September 25, 2012          October 25, 2012               1,129,931.77            7.10            8.20
   --------------------------------------------------------------------------------------------------------------
   October 25, 2012            November 25, 2012              1,127,671.91            7.10            8.30
   --------------------------------------------------------------------------------------------------------------
   November 25, 2012           December 25, 2012              1,125,416.56            7.10            8.38
   --------------------------------------------------------------------------------------------------------------
   December 25, 2012           January 25, 2013               1,123,165.73            7.10            8.47
   --------------------------------------------------------------------------------------------------------------
   January 25, 2013            February 25, 2013              1,120,919.40            7.10            8.56
   --------------------------------------------------------------------------------------------------------------
   February 25, 2013           March 25, 2013                 1,118,677.56            7.10            8.62
   --------------------------------------------------------------------------------------------------------------
   March 25, 2013              April 25, 2013                 1,116,440.21            7.10            8.68
   --------------------------------------------------------------------------------------------------------------
   April 25, 2013              May 25, 2013                   1,114,207.33            7.10            8.75
   --------------------------------------------------------------------------------------------------------------
   May 25, 2013                June 25, 2013                  1,111,978.91            7.10            8.81
   --------------------------------------------------------------------------------------------------------------
   June 25, 2013               July 25, 2013                  1,109,754.96            7.10            8.85
   --------------------------------------------------------------------------------------------------------------
   July 25, 2013               August 25, 2013                1,107,535.44            7.10            8.90
   --------------------------------------------------------------------------------------------------------------
   August 25, 2013             September 25, 2013             1,105,320.37            7.10            8.92
   --------------------------------------------------------------------------------------------------------------
   September 25, 2013          October 25, 2013               1,103,109.73            7.10            8.94
   --------------------------------------------------------------------------------------------------------------
   October 25, 2013            November 25, 2013              1,100,903.51            7.10            8.96
   --------------------------------------------------------------------------------------------------------------
   November 25, 2013           December 25, 2013              1,098,701.71            7.10            8.96
   --------------------------------------------------------------------------------------------------------------
   December 25, 2013           January 25, 2014               1,096,504.30            7.10            8.97
   --------------------------------------------------------------------------------------------------------------
   January 25, 2014            February 25, 2014              1,094,311.30            7.10            8.96
   --------------------------------------------------------------------------------------------------------------
   February 25, 2014           March 25, 2014                 1,092,122.67            7.10            8.95
   --------------------------------------------------------------------------------------------------------------
   March 25, 2014              April 25, 2014                 1,089,938.43            7.10            8.92
   --------------------------------------------------------------------------------------------------------------
   April 25, 2014              May 25, 2014                   1,087,758.55            7.10            8.90
   --------------------------------------------------------------------------------------------------------------
   May 25, 2014                June 25, 2014                  1,085,583.03            7.10            8.87
   --------------------------------------------------------------------------------------------------------------
   June 25, 2014               July 25, 2014                  1,083,411.87            7.10            8.83
   --------------------------------------------------------------------------------------------------------------
   July 25, 2014               August 25, 2014                1,081,245.04            7.10            8.78
   --------------------------------------------------------------------------------------------------------------
   August 25, 2014             September 25, 2014             1,079,082.55            7.10            8.74
   --------------------------------------------------------------------------------------------------------------
   September 25, 2014          October 25, 2014               1,076,924.39            7.10            8.69
   --------------------------------------------------------------------------------------------------------------
   October 25, 2014            November 25, 2014              1,074,770.54            7.10            8.62
   --------------------------------------------------------------------------------------------------------------
   November 25, 2014           December 25, 2014              1,072,621.00            7.10            8.53
   --------------------------------------------------------------------------------------------------------------
   December 25, 2014           January 25, 2015               1,070,475.76            7.10            8.44
   --------------------------------------------------------------------------------------------------------------
   January 25, 2015            February 25, 2015              1,068,334.80            7.10            8.36
   --------------------------------------------------------------------------------------------------------------
   February 25, 2015           March 25, 2015                 1,066,198.14            7.10            8.26
   --------------------------------------------------------------------------------------------------------------
   March 25, 2015              April 25, 2015                 1,064,065.74            7.10            8.17
   --------------------------------------------------------------------------------------------------------------
   April 25, 2015              May 25, 2015                   1,061,937.61            7.10            8.08
   --------------------------------------------------------------------------------------------------------------
   May 25, 2015                June 25, 2015                  1,059,813.73            7.10            7.96
   --------------------------------------------------------------------------------------------------------------


SRFP Cap Confirmation                                                         7
Ref No.: 866211

Schedule B to the Confirmation dated as of April 28, 2006
Re: Reference Number: 866211


Between Swiss Re Financial Products Corporation ("Party A") and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7 ("Party B).

Part 1. Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of the
      Agreement:

      Section 5(a)(v):    None.
      Section 5(a)(vi):   None.
      Section 5(a)(vii):  None.
      Section 5(b)(iv):   None.

      and in relation to Party B for the purpose of the Agreement:

      Section 5(a)(v):     None.
      Section 5(a)(vi):    None.
      Section 5(a)(vii):   None.
      Section 5(b)(iv):    None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Bankruptcy" provision of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Party B.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(k)   Payments on Early Termination. For the purpose of Section 6(e) of the
      Agreement:



SRFP Cap Confirmation                                                         8
Ref No.: 866211

      (i) Market Quotation will apply; and
      (ii) The Second Method will apply.

(l)   "Termination Currency" means United States Dollars.

(m) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in
Part 5(m) hereof..

Part 2. Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
      Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

      Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

            (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

            (ii) Party B represents that it is a Trustee under the Pooling and Servicing Agreement.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:

-------------------------------------------------------------------------------------------------------------------------
  Party Required to Deliver     Form/Document/Certificate                                  Date by Which
  Document                                                                                 to be Delivered
-------------------------------------------------------------------------------------------------------------------------
  Party A and Party B         Any form or document required or                             Promptly upon reasonable
                              reasonably requested to allow the other                      Demand by the other party.
                              party to make payments under the Agreement
                              without any deduction or withholding for or
                              on account of any Tax, or with such
                              deduction or withholding at a reduced rate.
-------------------------------------------------------------------------------------------------------------------------



SRFP Cap Confirmation                                                         9
Ref No.: 866211

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

-------------------------------------------------------------------------------------------------------------------------
Party required to deliver    Form/Document/or Certificate      Date by which to be          Covered by Section 3(d)
                                                               delivered                    representation
-------------------------------------------------------------------------------------------------------------------------
Party A                      Certified copy of the Board of    Concurrently with the        Yes
                             Directors resolution (or          execution and delivery of
                             equivalent authorizing            the Confirmation.
                             documentation) which sets forth
                             the authority of each signatory
                             to the Confirmation signing on
                             its behalf and the authority of
                             such party to enter into
                             Transactions contemplated and
                             performance of its obligations
                             hereunder.
-------------------------------------------------------------------------------------------------------------------------
Party A and Party B          Incumbency Certificate (or, if    Concurrently with the        Yes
                             available the current             execution and delivery of
                             authorized signature book or      the Confirmation unless
                             equivalent authorizing            previously delivered and
                             documentation) specifying the     still in full force and
                             names, titles, authority and      effect.
                             specimen signatures of the
                             persons authorized to execute
                             the Confirmation which sets
                             forth the specimen signatures
                             of each signatory to the
                             Confirmation signing on its
                             behalf.
-------------------------------------------------------------------------------------------------------------------------
Party A                      The Guaranty of Swiss             Concurrently with the        No
                             Reinsurance Company ("Swiss       execution and delivery of
                             Re"), dated as of the date        the Confirmation.
                             hereof, issued by Swiss Re as
                             Party A's Credit Support
                             Provider (in the form annexed
                             hereto as Exhibit A).
-------------------------------------------------------------------------------------------------------------------------
Party B                      The Pooling and Servicing         Concurrently with the        No
                             Agreement.                        execution and delivery of
                                                               the Confirmation.


-------------------------------------------------------------------------------------------------------------------------


SRFP Cap Confirmation                                                        10
Ref No.: 866211

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

      Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

      Party A appoints as its Process Agent: None.
      Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

      Party A is not a Multibranch Party. Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

      Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

      (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.


SRFP Cap Confirmation                                                        11
Ref No.: 866211

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)   Fully-paid Party Protected.

      Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)   Proceedings.

      Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWALT, Inc. Alternative Loan Trust 2006-OA7, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWALT, Inc. Alternative Loan Trust 2006-OA7, Mortgage Pass-Through Certificates, The LIBOR Certificates (the "Securities").

(g)   Transfer, Amendment and Assignment.

      No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless
      (i) each party has given prior written consent to the other party, (ii) each of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), have been provided prior notice of such modification and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Securities.

(h)   Set-off.

      The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(i)   Section 1(c)

      For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(j)   [Reserved]



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


(k)   Rating Agency Downgrade

      If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within
      (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex within (30) days of such Ratings Event and subject to Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") prior written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities. For avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider), in the event that either
      (i) its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P and at least "P-1" by Moody's, (ii) its long-term unsecured and unsubordinated debt ceases to be rated at least "A2" by Moody's or (iii) if no short-term rating is available from Moody's, the unsecured, long-term senior debt obligations of Party A ceases to be rated "A1" by Moody's (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of S&P and Moody's has reconfirmed the ratings of the Securities, as applicable, which was in effect immediately prior thereto).

      If Party A's (or any applicable credit support provider's) (i) long-term unsecured and unsubordinated debt rating ceases to be rated "BBB-" by S&P or is withdrawn by S&P or ceases to be rated "A3" or below by Moody's or (ii) its short-term debt rating ceases to be rated "P-2" or below by Moody's , then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within (10) business days that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Confirmation and (ii) with respect to a downgrade of a rating from Moody's, immediately deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex and subject to Moody's Investors Service, Inc. ("Moody's") prior written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities.

(l)   Additional Termination Event

      Additional Termination Event will apply if Party A has not complied with clause (j) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(m)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.



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



(n)   Regulation AB Compliance.

      Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.


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



                                                                     Exhibit A

                                   GUARANTY
                                   --------

To: The Bank of New York, not in its individual capacity but solely as trustee for the CWALT, Inc. Alternative Loan Trust 2006-OA7, Mortgage Pass-Through Certificates, Series 2006-OA7 (The LIBOR Certificates) (the "Rated Securities") pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2006, among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 866211) dated as of April 27, 2006 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE



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


GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 27th day of April, 2006.



                           SWISS REINSURANCE COMPANY


SRFP Cap Confirmation                                                        16
Ref No.: 866211